Wave Life Sciences September 18, 2017 Exhibit 99.1

Forward looking statements This document contains forward-looking statements. All statements other than statements of historical facts contained in this document, including statements regarding possible or assumed future results of operations, preclinical and clinical studies, business strategies, research and development plans, collaborations and partnerships, regulatory activities and timing thereof, competitive position, potential growth opportunities, use of proceeds and the effects of competition are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of Wave Life Sciences Ltd. (the “Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including those listed under Risk Factors in the Company’s Form 10-K and other filings with the SEC, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Genetic medicines company Developing targeted therapies for patients impacted by rare diseases Rationally designed stereopure nucleic acid therapeutics Utilizing multiple modalities including antisense, exon skipping and RNAi 6 proprietary neurology development programs by the end of 2018 Expertise and core focus in neurology 2 Phase 1b/2a trials initiated in Huntington’s disease DMD Exon 51 trial expected to initiate in 2017 Clinical data readouts anticipated in 2019 for first 3 programs Robust R&D platform, ability to partner additional therapeutic areas Cash position $197MM as of June 30 2017

Paving the way to potentially safer, more effective medicines 1 first to design and bring stereopure and allele-specific medicines to clinic 6 neurology development programs by end of 2018 3 clinical studies expected to initiate in 2017 10K+ Wave stereopure oligonucleotides created and analyzed to date 5 nucleic acid modalities being advanced with Wave stereopure chemistry 12+ discovery programs 5 therapeutic areas under active investigation 25M+ total potentially addressable patients amenable to Wave’s partnered and proprietary programs

Pipeline spanning multiple modalities, novel targets

	DISEASE	TARGET	BIOMARKER	ESTIMATED U.S. ADDRESSABLE PATIENTS *	MECHANISM	DISCOVERY	CANDIDATE	CLINICAL	NEXT ANTICIPATED MILESTONES
CNS	Huntington's disease	mHTT SNP1	mHTT	~10k / ~35k	A	●	●	Phase 1b/2a	Top line data 1H 2019
	Huntington's disease	mHTT SNP2	mHTT	~10k / ~35k	A	●	●	Phase 1b/2a	Top line data 1H 2019
	Amyotrophic lateral sclerosis	C9orf72	dipeptide	~1,800	A	●	●		Trial initiation Q4 2018
	Frontotemporal dementia	C9orf72	dipeptide	~7,000	A	●	●		Trial initiation Q4 2018
MUSCLE	Duchenne muscular dystrophy 51	exon 51	dystrophin	~2,000	E	●	●		Trial initiation Q4 2017
	Duchenne muscular dystrophy 53	exon 53	dystrophin	~1,250	E	●	○		Trial initiation Q1 2019
HEPATIC	Pfizer	APOC3			○	●	○		
	Pfizer	undisclosed			○	●	○		
	Pfizer	undisclosed			○	●	○		

A = allele-specific silencing. E = exon skipping.

*Estimates of U.S. prevalence and addressable population by target based on publicly available data and are approximate.
*For Huntington's disease, numbers approximate manifest and pre-manifest populations, respectively

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Neuro

Neurology leadership

Current programs

- Huntington's disease (HTT SNP1)
- Huntington's disease (HTT SNP2)
- Duchenne muscular dystrophy (exon 51)
- Duchenne muscular dystrophy (exon 53)
- Amyotrophic lateral sclerosis (C9orf72)
- Frontotemporal dementia (C9orf72)

Discovery engine

Neuromuscular diseases
- DMD (additional exons)
- Spinal muscular atrophy (SMN2)
- Charcot-Marie-Tooth type 1A (PMP22)

Neurodegenerative movement disorders
- Spinocerebellar ataxia (ATXN3)

Opportunities for expansion

Neurodegenerative movement disorders
- Parkinson's disease
- Progressive supranuclear palsy

Neurodegenerative dementias
- Alzheimer's disease

Developmental diseases
- Fragile X
- Batten disease

Neurophysiology/ neuropsychiatry/pain
- Epilepsy
- Schizophrenia

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CNS Muscle Broad platform relevance across therapeutic areas

WAVE RATIONAL DESIGN Stereochemistry enables precise control, ability to optimize critical constructs into one defined and consistent profile Building the optimal, stereopure medicine STANDARD OLIGONUCLEOTIDE APPROACHES Pharmacologic properties include >500,000 permutations in every dose Impact: Unreliable therapeutic effects Unintended off-target effects Impact: Potential for safer, more effective, targeted medicines that can address difficult-to-treat diseases

Source: Iwamoto N, et al. Control of phosphorothioate stereochemistry substantially increases the efficacy of antisense oligonucleotides. Nature Biotechnology. 2017. Creating a new class of oligonucleotides WAVE RATIONAL DESIGN

Chemistry may optimize medicines across multiple dimensions

Improved Stability

Stability of stereopure molecules with reduced PS content (liver homogenate)



Oligonucleotide remaining (%)
100
90
80
70
60
50
40
30
20
10
0
0
1
2
3
4
5
Time (days)
Stereopure (9 PS)
Stereorandom (19 PS)
Stereorandom (9 PS)

Oligonucleotide exposure (spinal cord)



ug of ASO/gm of tissue
6
4
2
0
PBS
Stereorandom
Stereopure

Controlled Immunogenicity

Human TLR9 activation assay with 5mC modified CpG containing MOE gapmer



Fold induction
12
10
8
6
4
2
0
0.1
1.0
10
Concentration
Isomer-1
Isomer-2

Cytokine induction in human PBMC assay



Fold induction of cytokine normalized to control
IL-6
Isomer-1
20
15
10
5
0
Control
Isomer-2
MIP-1β
Isomer-1
5
4
3
2
1
0
Control
Isomer-2

Enhanced Delivery

Stereochemistry enables enhanced delivery of oligonucleotides



# of oligo foci/nuclei
100
80
60
40
20
0
Stereorandom
Stereopure

Uptake without transfection agent between a stereopure and stereorandom oligonucleotide



STEREOPURE
STEREORANDOM

Gymnotic uptake of ASOs: 18h differentiating myoblasts

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Data represented in this slide from in vitro studies. Experimental conditions: Human TLR9 assay – Source: Ohto U, et al. Structural basis of CpG and inhibitory DNA recognition by Toll-like receptor 9, Nature 520, 702-705, 2015. Intracellular trafficking assay – Cells were washed and fixed and oligos were detected by viewRNA assay and visualized on immunofluorescence microscope with deconvolution capabilities. Z-stacks were taken to eliminate artifacts.

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Stereochemistry is applicable across modalities Antisense RNAi Exon skipping Stereochemistry allows for novel approaches to previously difficult diseases and inaccessible targets *

SUPERIOR PHARMACOLOGY + SCALABLE SYNTHESIS MULTI- MODALITY BROAD IMPACT UNLOCKING THE PLATFORM Antisense RNAi Splice Correction Exon skipping Gene editing CNS Muscle Eye Liver Skin Broad addressable patient population across multiple therapeutic areas Transforming nucleic acid therapeutics

Neurology CNS Muscle

Huntington’s Disease

Neuro HD

Huntington's Disease: a hereditary, fatal disorder

- Autosomal dominant disease, characterized by cognitive decline, psychiatric illness and chorea; fatal
- No approved disease-modifying therapies
- Expanded CAG triplet repeat in HTT gene results in production of mutant huntingtin protein (mHTT); accumulation of mHTT causes progressive loss of neurons in the brain
- Wildtype (healthy) HTT protein critical for neuronal function; suppression may have detrimental long-term consequences
- 30,000 people with Huntington's disease in the US; another 200,000 at risk of developing the condition


DNA
CAG Repeat
RNA
wildtype (healthy) allele
Normal CAG Repeat
RNA
mutant allele
Expanded CAG Repeat
Healthy protein (HTT)
Mutant protein (mHTT)

Sources: Auerbach W, et al. Hum Mol Genet. 2001;10:2515-2523. Dragatsis I, et al. Nat Genet. 2000;26:300-306. Leavitt BR, et al. J Neurochem. 2006;96:1121-1129. Nasir J, et al. Cell. 1995;81:811-823. Reiner A, et al. J Neurosci. 2001;21:7608-7619. White JK, et al. Nat Genet. 1997;17:404-410. Zeitlin S, et al. Nat Genet. 1995;11:155-163. Carroll JB, et al. Mol Ther. 2011;19:2178-2185.

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Neuro HD

Wave approach: novel, allele-specific silencing

- Utilize association between single nucleotide polymorphisms (SNPs) and genetic mutations to specifically target errors in genetic disorders, including HD.
- Allele-specificity possible by targeting SNPs associated with expanded long CAG repeat in mHTT gene
- Approach aims to lower mHTT transcript while leaving healthy HTT relatively intact
- Potential to provide treatment for up to 70% of HD population (either oligo alone could address approximately 50% of HD population)


mHTT
CAGCAGCAGCAGCAG
expanded CAG repeat
SNP1
SNP 1
~50%
of patients
mHTT
SNP 2
~50%
of patients
SNP2
mHTT
~20%
of patients may carry both
SNP1 AND SNP 2
SNP1
SNP2
mHTT

Total: Due to overlap, an estimated **~70%** of the total HD patient population carry SNP 1 and/or SNP 2

Source: Kaye, et al. Personalized gene silencing therapeutics for Huntington disease. Clin Genet 2014: 86: 29–36

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Selective reduction of mHTT mRNA & protein Reporter Cell Line* Neuro HD

Neuro HD

Demonstrated delivery to brain tissue

- WVE-120101 and WVE-120102 distribution in cynomolgus non-human primate brain following intrathecal bolus injection


CIC = cingulate cortex
CIC
CNhead

In Situ Hybridization ViewRNA stained tissue

Red dots are WVE-120101 oligonucleotide.

Arrow points to nuclear and perinuclear distribution of WVE- 120101 in cingulate cortex


CN = caudate nucleus
CN

In Situ Hybridization ViewRNA stained tissue

Red dots are WVE-120102 oligonucleotide.

Arrow points to nuclear and perinuclear distribution of WVE-120102 in caudate nucleus

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CIC = cingulate cortex.
CN = caudate nucleus.

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Novel immunoassay allows for quantification of mutant huntingtin, the cause of HD Level of mHTT detected is associated with time to onset, increased with disease progression, and predicts diminished cognitive and motor dysfunction Assay currently being utilized in clinical studies Mutant huntingtin: a powerful, novel biomarker Source: Wild E, et al. Quantification of mutant huntingtin protein in cerebrospinal fluid from Huntington’s disease patients. J. Clin. Invest. 2015:125:1979–1986. Edward Wild, MA MB BChir PhD MRCP Principal Investigator at UCL Institute of Neurology and Consultant Neurologist at the National Hospital for Neurology and Neurosurgery, London Novel approach enables precise measurement of target engagement and effect Neuro HD

Two parallel global placebo-controlled multi-ascending-dose trials for WVE-120101, WVE-120102 Primary objective: assess safety and tolerability of intrathecal doses in early manifest HD patients Additional objectives: exploratory pharmacokinetic, pharmacodynamic, clinical and MRI endpoints Two simultaneous Phase 1b/2a clinical trials Blood test to determine presence of SNP 1 or SNP 2 done at pre-screening Approximately 60 patients per trial Key inclusion criteria: age ≥25 to ≤65, stage I or II HD Top line data anticipated 1H 2019 Neuro HD

Duchenne Muscular Dystrophy (DMD)

DMD: a progressive, fatal childhood disorder Fatal, X-linked genetic neuromuscular disorder characterized by progressive, irreversible loss of muscle function, including heart and lung Genetic mutation in dystrophin gene prevents the production of dystrophin protein, a critical component of healthy muscle function Symptom onset in early childhood; one of the most serious genetic diseases in children worldwide Current disease modifying treatments have demonstrated minimal dystrophin expression and clinical benefit has not been established Impacts 1 in every 3,500 newborn boys each year; 20,000 new cases annually worldwide Neuro DMD

Wave approach: meaningful restoration of dystrophin production through exon skipping Neuro DMD Meaningful restoration of dystrophin production is expected to result in therapeutic benefit Exon-skipping antisense approaches may enable production of functional dystrophin protein Initial patient populations are those amenable to Exon 51 and Exon 53 skipping

Exon 51: improved skipping efficiency RNA skipping determined by quantitative RT-PCR Wave isomers demonstrated a dose-dependent increase in skipping efficiency  Free uptake at 10uM concentration of each compound with no transfection agent  Same foundational stereopure chemistry for Wave isomers; individually optimized to assess ideal profile Neuro DMD

Dystrophin protein restoration in vitro was quantified to be between 50-100% of normal skeletal muscle tissue lysates, as compared to about 1% by drisapersen and eteplirsen analogs Exon 51: increased dystrophin restoration *Analogs dystrophin (400-427 kDa) vinculin (120 kDa) Marker Mock Drisapersen* Eteplirsen* WVE-210201 WV-isomer 2 WV-isomer 3 Skeletal Muscle Tissue lysates Marker 0 µM Skeletal Muscle Tissue (2 fold less lysate) 0.1 µM 0.3 µM 1 µM 3 µM 10 µM Skeletal Muscle Tissue dystrophin (400-427 kDa) vinculin (120 kDa) Experimental conditions: DMD protein restoration by Western Blot in patient-derived myotubes with clear dose effect. Free uptake at 10uM concentration of each compound with no transfection agent  WVE-210201 Neuro DMD

Exon 51: target engagement in healthy non-human primate 5 doses @ 30 mg/kg /week for 4 weeks healthy NHP by subcutaneous dosing Nested PCR Assay Neuro DMD Experimental conditions: Muscle tissues were collected 2 days after the last dose and fresh frozen.  Total RNAs were extracted with phenol/chloroform and converted to cDNA using high capacity kit.  Nested PCR assay was performed and analyzed by fragment analyzer.

Exon 51: no apparent tissue accumulation observed Standard oligonucleotides tend to accumulate in liver and kidney Wave rationally designed oligonucleotides optimized to allow compound to clear more effectively WVE-210201 demonstrated wide tissue distribution in dose dependent fashion No apparent accumulation observed after multiple doses Single in-vivo I.V. dose at 30 mpk in MDX 23 mice Neuro DMD Experimental description: Oligo quantifications in tissues were performed using hybridization ELISA assay

Clinical trials expected to initiate for WVE-210201 in Q4 2017 Protocol development in collaboration with DMD community Intend to explore intravenous and subcutaneous administration Trials to include ambulatory and non-ambulatory patients Objective is to allow inclusion of patients previously treated with other exon skipping therapies Measurement of dystrophin via standardized Western Blot Exon 51: WVE-210201 clinical trial design Neuro DMD

Neuro DMD

Exon 53:
Stereopure lead molecules advancing toward candidate


Percentage Exon 53 Skipping of
Wave initial isomers
% Exon 53 skipping of
total DMD
30
20
10
0
10μM
3μM
WVE 53 Compound A
WVE 53 Compound B
WVE 53 Compound C
WVE 53 Compound D

- RNA skipping determined by quantitative RT-PCR
- Free uptake at 10uM and 3uM concentration of each compound with no transfection agent
- Current published clinical dystrophin levels achieved for Exon 53 are ~1%

Early Exon 53 data suggests initial skipping efficiency around 20% pre-optimization

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C9orf72 Amyotrophic Lateral Sclerosis (ALS) Frontotemporal Dementia (FTD)

Neuro C9orf72

C9orf72: a critical genetic risk factor

- C9orf72 gene provides instructions for making protein found in various tissues, with abundance in nerve cells in the cerebral cortex and motor neurons
- C9orf72 genetic mutations are the strongest genetic risk factor found to date for the more common, non-inherited (sporadic) forms of Amyotrophic Lateral Sclerosis (ALS) and Frontotemporal Dementia (FTD); GGGGCC repeat drives the formation and accumulation of dipeptide repeat proteins that accumulate in brain tissue
- First pathogenic mechanism identified to be a genetic link between familial (inherited) ALS and FTD
- Most common mutation identified associated with familial ALS and FTD
- Availability of dipeptide biomarker in CSF has potential to accelerate drug development


C9orf72
GGGGCCGGGGCCGGG
expanded GGGGCC repeat
hexanucleotide repeat transcript

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Neuro C9orf72

Amyotrophic lateral sclerosis

- Neurodegenerative disease characterized by the progressive degeneration of motor neurons in the brain and spinal cord
- Affects approximately 15,000-20,000 people in the US with a median survival of 3 years
- C9orf72 is present in approximately 40% of familial ALS and 8-10% of sporadic ALS; currently the most common demonstrated mutation related to ALS, far more so than SOD1 or TDP-43
- Pathogenic transcripts of the C9orf72 gene contain hundreds to thousands of hexanucleotide repeats compared to 2-23 in wild-type transcripts; dominant trait with high penetrance


Familial
FUS
TARDBP
SODI
C9ORF72
~40%
~10%
OPTN, VCP, SQSTMI, PFNT, UBQLN2
Unknown
Sporadic
FUS
TARDBP
SODI
C9ORF72
~8-10%
OPTN, VCP, SQSTMI, PFNT, UBQLN2
~90%
Unknown

Initiation of clinical study expected 4Q '18

Source: State of play in amyotrophic lateral sclerosis genetics Alan E Renton, Adriano Chiò & Bryan J. Traynor Nature Neuroscience 17, 17–23 (2014) doi:10.1038/nn.3584

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Neuro C9orf72

Frontotemporal dementia

- Progressive neuronal atrophy with loss in the frontal and temporal cortices characterized by personality and behavioral changes, as well as gradual impairment of language skills
- Affects approximately 55,000 people in the US
- Second most common form of early-onset dementia after Alzheimer's disease in people under the age of 65
- Up to 50% of FTD patients have a family history of dementia, many inheriting FTD as an autosomal dominant trait with high penetrance
- Pathogenic transcripts of the C9orf72 gene contain hundreds to thousands of hexanucleotide repeats compared to 2-23 in wild-type transcripts


Familial
Other
C9ORF72
~38%
10% - 50%


Sporadic
Other
C9ORF72
~6%
50% - 90%

Initiation of clinical study expected 4Q '18

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Sources: Familial aggregation in frontotemporal dementia, M. Stevens, MD; C.M. et al, Neurology 1998. Frequency of the C9orf72 hexanucleotide repeat expansion in patients with amyotrophic lateral sclerosis and frontotemporal dementia: a cross-sectional study. Elisa Majounie et al Lancet Neurology March 9, 2012 DOI:10.1016/S1474-4422(12)70043-1

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Selective silencing of expanded C9orf72 repeat Wave has developed a series of highly optimized antisense compounds which selectively silence the repeat containing transcript in C9orf72 transgenic mice These compounds show target engagement across cell types and regions of the nervous system critically implicated in ALS Neuro C9orf72 Experimental description: Samples were analyzed using quantitative PCR (Taqman assay)

Emerging areas

Pfizer hepatic collaboration Initiated May 2016 Exploring targets across modalities, including ASO and ssRNAi Up to 5 hepatic-metabolic programs 3 targets declared; APOC3, 2 undisclosed Option to declare 2 additional targets Access to Pfizer’s hepatic targeting technology Potentially increasing potency beyond GalNAc Freedom to leverage beyond collaboration targets 40 $M upfront payment 871 $M in potential milestone payments and royalties Liver

Liver

Stereopure ASOs: improved potency, extended duration

- Potency equivalent to state-of-the-art GalNAc conjugated double strand RNAi (ED50 0.3 mg/kg)
- Demonstrated increase in durability over GalNAc conjugated stereorandom


hAPOC3 mRNA Knockdown in Liver
(single dose, day 8)
~7 fold
ED50 ~2.0 mg/kg
ED50 0.3 mg//kg
% mRNA Remaining
(hAPOC3/mHPRT)
125
100
75
50
25
0
PBS
0.1
0.3
1.0
3.0
0.1
0.3
1.0
3.0
Dose (mg/kg)
STEREORANDOM
STEREOPURE


Serum hAPOC3 Protein Levels
(2x Q2D 5 mpk)
hAPOC3 Protein Level
(relateive to PBS)
2.00
1.75
1.50
1.25
1.00
0.75
0.50
0.25
0.00
0
1
2
3
4
5
6
7
8
9
10
Weeks
STEREORANDOM
STEREOPURE

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Experimental description: Male human APOC3 transgenic mice were dosed with APOC3 ASOs with indicated doses. APOC3 mRNA quantification in the liver was performed using Taqman assay specific for hAPOC3. For protein analysis, plasma samples were collected weekly and analyzed by ELISA assay specific to human APOC3 protein.

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Distribution and target engagement Skin Eye Distribution of oligonucleotide to key cellular Compartments following intravitreal injection in murine eye Target engagement following topical administration on human skin explant model Ophthalmology Dermatology Red dots = Oligonucleotides PBS Control oligonucleotide Optimized oligonucleotide

Enabling technologies: enhancing stereopure platform Collaboration leverages ReadCoor’s proprietary FISSEQ (Florescent In-Situ Sequencing) platform designed to provide critical spatial data by combining next generation sequencing and three-dimensional imaging Developing a registry of brain cell network maps Advancing chemistry for targeted delivery to the brain

Oligonucleotide synthesis capacity ranging from high throughput to large scale GMP production 90,000 square foot facility Ability to continue to meet synthesis demands of growing portfolio and increase control and visibility of product supply chain Comparable yield and cost-of-goods to standard stereorandom oligonucleotides Industry standard equipment with no biological processing required GMP manufacturing capacity potentially available to partners Scalable nucleic acid synthesis

Secure patent and intellectual property position Programs HTT candidates DMD candidates Platform Designs Compositions Stereochemistry Process development Improved activity, stability, specificity, immunogenicity Oligonucleotide compositions Monomers, key reagents Methods of synthesis ALS, FTD candidates

Wave catalysts

- **Initiated two clinical trials in Huntington's disease mid-2017**
  - Potential to be first two allele-specific disease-modifying therapies
  - Received U.S. orphan drug designation for WVE-120101 and WVE-120102
  - Top line data for WVE-120101 and WVE-120102 expected 1H 2019
- **Expect to initiate clinical trials in DMD Q4 2017**
  - First stereopure oligonucleotide targeting Exon 51 with potential to be best-in-class
- **Nominated three additional proprietary therapeutic candidates to progress to clinic:**
  - Target C9orf72 declared to address amyotrophic lateral sclerosis (ALS), trial initiation expected Q4 2018
  - Target C9orf72 declared to address frontotemporal dementia (FTD), trial initiation expected Q4 2018
  - DMD Exon 53 declared, trial initiation expected Q1 2019
- **Initiate in-house GMP production**

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Realizing the potential of nucleic acid therapeutics